EXECUTION COPY
LOANDEPOT GMSR MASTER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

LOANDEPOT.COM, LLC,

as Servicer and as Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

__________

SERIES 2021-PIAVF1 INDENTURE SUPPLEMENT

Dated as of November 15, 2021

To

SECOND AMENDED AND RESTATED BASE INDENTURE

Dated as of November 15, 2021

MSR COLLATERALIZED NOTES,
SERIES 2021-PIAVF1

Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Table of Contents
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This SERIES 2021-PIAVF1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of November 15, 2021, is made by and among LOANDEPOT GMSR MASTER TRUST, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized under the laws of the State of Delaware (“loanDepot”), as servicer (the “Servicer”) and as administrator (the “Administrator”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as Administrative Agent (as defined herein). This Indenture Supplement relates to and is executed pursuant to that certain Second Amended and Restated Base Indenture, dated as of the date hereof, including the schedules and exhibits thereto (as supplemented hereby, and as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), among the Issuer, loanDepot, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company, as credit manager (the “Credit Manager”), CSFB, as Administrative Agent, and the “Administrative Agents” from time to time parties thereto, all the provisions of which are incorporated herein as modified hereby and shall be a part of this Indenture Supplement as if set forth herein in full (the Base Indenture as so supplemented by this Indenture Supplement, collectively referred to as the “Indenture”).
Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Base Indenture, and the rules of interpretation set forth in Section 1.2 of the Base Indenture shall apply equally herein.
PRELIMINARY STATEMENT
The Issuer has duly authorized the issuance of a Series of Variable Funding Notes, the Series 2021-PIAVF1 Notes (as defined below). The parties are entering into this Indenture Supplement to document the terms of the issuance of the Series 2021-PIAVF1 Notes pursuant to the Base Indenture, which provides for the issuance of Notes in multiple series from time to time.
Section 1.    Creation of the Series 2021-PIAVF1 Notes.
There are hereby created, effective as of the Issuance Date, the Series 2021-PIAVF1 Notes, to be issued pursuant to the Base Indenture and this Indenture Supplement, to be known as “loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2021-PIAVF1 Notes” (the “Series 2021-PIAVF1 Notes”). The Series 2021-PIAVF1 Notes are not rated and are subordinate to the Series 2017-MBSADV1 Notes, but shall not be subordinated to any other Series of Notes. The Series 2021-PIAVF1 Notes are issued in one (1) Class of Variable Funding Notes (Class A-PIAVF1) with the Maximum VFN Principal Balance, Stated Maturity Date, Note Interest Rate and other terms as specified in this Indenture Supplement. The Series 2021-PIAVF1 Notes shall be secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture. The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2021-PIAVF1 Notes and all other Series of Notes issued under the Base Indenture as described therein. In the event that any term or provision contained herein with respect to the Series 2021-PIAVF1 Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Indenture Supplement shall govern to the extent of such conflict.
Section 2.    Defined Terms.
With respect to the Series 2021-PIAVF1 Notes and in addition to or in replacement of the definitions set forth in Section 1.1 of the Base Indenture, the following definitions shall be assigned to the defined terms set forth below:
“Administrative Agent” means, for so long as the Series 2021-PIAVF1 Notes are Outstanding, pursuant to the provisions of this Indenture Supplement, CSFB, or an Affiliate or successor by merger thereto.
“Advance Rate” means, with respect to the Series 2021-PIAVF1 Notes, on any date of determination, the weighted average percentage, weighted based on, (i) with respect to MBS Advances, and either the Ginnie Mae I MBS Program or Ginnie Mae II MBS Program, respectively, the unpaid principal balance attributable to FHA Loans, VA Loans or Other Loans, respectively, that are delinquent as of the most recent date of determination and (ii) the applicable Advance Rate Percentage.
“Advance Rate Percentage” means, with respect to any type of Advance, the applicable “Advance Rate Percentage” set forth in Schedule 1 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator (a copy of such updated Schedule shall be sent to Ginnie Mae by the Servicer).
“Advisers Act” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Base Indenture” has the meaning assigned to such term in the Preamble.
“Benefit Plan Investor” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Class A-PIAVF1 Notes” means, the Variable Funding Notes, Class A-PIAVF1 Variable Funding Notes, issued hereunder by the Issuer, having an aggregate VFN Principal Balance of no greater than the applicable Maximum VFN Principal Balance.
“Corporate Trust Office” means the corporate trust offices of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer shall be administered, which offices at the Issuance Date are located at Citibank, N.A., Corporate and Investment Banking, 388 Greenwich Street, 14th Floor, New York, NY 10013 Attention: loanDepot GMSR Master Trust, including for Note transfer, exchange or surrender purposes.
“CSCIB” means Credit Suisse AG, Cayman Islands Branch and its permitted successors or assigns.
“Cumulative Interest Shortfall Amount Rate” means, with respect to the Series 2021-PIAVF1 Notes, [***]% per annum.

“Default Supplemental Fee” means for the Series 2021-PIAVF1 Notes and each Payment Date during the Full Amortization Period and on the date of final payment of such Notes (if the Full Amortization Period is continuing on such final payment date), a fee equal to the product of:
(i)    the Default Supplemental Fee Rate multiplied by
(ii)    the average daily Note Balance since the prior Payment Date of the Series 2021-PIAVF1 Notes multiplied by
(iii)    a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the commencement of the Full Amortization Period) to but excluding such Payment Date and the denominator of which equals 360.
“Default Supplemental Fee Rate” means, with respect to the Series 2021-PIAVF1 Notes, [***]% per annum.
“Eligible Advance Reimbursement Amounts” means any MBS Advance Reimbursement Amount related to a MBS Advance that meets each of the criteria specified for such type of MBS Advance set forth in Schedule 3 hereto, which may be updated from time to time, with the consent of the Administrative Agent and the Administrator.
“Fiduciary Rule” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Indenture” has the meaning assigned to such term in the Preamble.
“Indenture Supplement” has the meaning assigned to such term in the Preamble.
“Initial Note Balance” means, in the case of the Series 2021-PIAVF1 Notes, an amount determined by the Administrative Agent, the Issuer and the Administrator on the Issuance Date, which amount is set forth in an Issuer Certificate delivered to the Indenture Trustee. For the avoidance of doubt, the requirement for minimum bond denominations in Section 6.2 of the Base Indenture shall not apply in the case of the Series 2021-PIAVF1 Notes.
“Interest Accrual Period” means, for the Series 2021-PIAVF1 Notes and any Payment Date, the period beginning on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Issuance Date) and ending on the day immediately preceding the current Payment Date. The Interest Payment Amount for the Series 2021-PIAVF1 Notes on any Payment Date shall be determined based on the Interest Day Count Convention.
“Interest Day Count Convention” means with respect to the Series 2021-PIAVF1 Notes, the actual number of days in the related Interest Accrual Period divided by 360.
“Issuance Date” means November 15, 2021.
“LIBOR” means the London interbank offered rate.

“LIBOR Determination Date” means for each Interest Accrual Period, the second London Banking Day prior to the commencement of such Interest Accrual Period.
“LIBOR Index Rate” means for a one-month period, the LIBOR per annum (rounded upward, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month period, which appears on the LIBOR01 Page as of 11:00 a.m. (London, England time) on the date that is two (2) London Banking Days before the commencement of such one-month period.
“LIBOR Rate” means, with respect to any Interest Accrual Period with respect to which interest is to be calculated by reference to the “LIBOR Rate,” (a) the LIBOR Index Rate for a one-month period, if such rate is available, (b) in the event that LIBOR and LIBOR Index Rate are phased out, and a new benchmark intended as a replacement for LIBOR and LIBOR Index Rate is established or administered by the Financial Conduct Authority or ICE Benchmark Administration or other comparable authority, and such new benchmark with a one-month maturity is readily available through Bloomberg or a comparable medium, then the Administrator, with the Administrative Agent’s written consent, shall direct the Indenture Trustee to utilize such new benchmark with a one-month maturity for all purposes hereof in place of the LIBOR Index Rate, and (c) if the LIBOR Index Rate cannot be determined or has been phased out and no new benchmark under clause (b) has been established, the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) London Banking Days before the beginning of such one-month period by three (3) or more major banks in the interbank Eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such one-month period and in an amount equal or comparable to the principal amount of the portion of the Note Balance on which the “LIBOR Rate” is being calculated.
“LIBOR01 Page” means the display designated as “LIBOR01 Page” on the Reuters Service (or such other page as may replace the LIBOR01 Page on that service or such other service as may be nominated by the ICE Benchmark Administration as an information vendor for the purpose of displaying ICE Benchmark Administration interest settlement rates for U.S. Dollar deposits).
“loanDepot” has the meaning assigned to such term in the Preamble.
“London Banking Day” means any day on which commercial banks and foreign exchange markets settle payment in both London and New York City.
“Margin” means, for the Series 2021-PIAVF1 Notes, [***]% per annum.
“Maximum VFN Principal Balance” means, for the Series 2021-PIAVF1 Notes, $[***], or (i) such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent or (ii) such lesser amount designated by the Administrator in accordance with the terms of the Base Indenture.

“Note Interest Rate” means, for the Series 2021-PIAVF1 Notes, with respect to any Interest Accrual Period, the sum of (a) the greater of (i) the LIBOR Rate (as determined by the Indenture Trustee as described in Section 8 hereof) and (ii) [***]%, plus (b) the Margin.
“PIA VFN Advance Rate Reduction Event” means the occurrence of any of the events set forth in Schedule 2 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator.
“Plan Fiduciary” has the meaning assigned such term in Section 3 of this Indenture Supplement.
“Purchaser” means loanDepot in its capacity as “Seller” under the PC Repurchase Agreement, and its successors and permitted assigns under the PC Repurchase Agreement.
“Redeemable Notes” has the meaning assigned to such term in Section 6 of this Indenture Supplement.
“Series 2021-PIAVF1 Notes” has the meaning assigned to such term in Section 1 of this Indenture Supplement.
“Series 2021-PIAVF1 Repurchase Agreement” means any master repurchase agreement among loanDepot, as seller, CSCIB, as buyer, and CSFB, as administrative agent, as amended, restated, supplemented or otherwise modified from time to time, that may be entered into after the date hereof with respect to Series 2021-PIAVF1 Notes.
“Series Required Noteholders” means, for so long as the Series 2021-PIAVF1 Notes are Outstanding, 100% of the Noteholders of the Series 2021-PIAVF1 Notes. With respect to the Series 2021-PIAVF1 Notes that are subject to a Series 2021-PIAVF1 Repurchase Agreement, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2021-PIAVF1 Notes under such Series 2021-PIAVF1 Repurchase Agreement.
“Stated Maturity Date” means, for the Series 2021-PIAVF1 Notes, November 15, 2022.
“Transaction Parties” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“WSFS” means Wilmington Savings Fund Society, FSB (formerly referred to as Christiana Trust).
Section 3.    Form of the Series 2021-PIAVF1 Notes; Transfer Restrictions; Certain ERISA Considerations.
(a) The Series 2021-PIAVF1 Notes shall only be issued in definitive, fully registered form and the form of the Rule 144A Definitive Note that may be used to evidence the Series 2021-PIAVF1 Notes in the circumstances described in Section 5.2(c) of the Base Indenture is attached to the Base Indenture as Exhibit A-2. None of the Series 2021-PIAVF1 Notes shall be issued as Regulation S Notes nor shall any Series 2021-PIAVF1 Notes be sold in offshore transactions in reliance on Regulation S.
(b)    In addition to any transfer restrictions applicable to the Series 2021-PIAVF1 Notes or any interest therein set in the Base Indenture, a purchaser, transferee or holder of the Series 2021-PIAVF1 Notes or any interest therein that is a benefit plan investor as defined in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (a “Benefit Plan Investor”) or a fiduciary purchasing the Series 2021-PIAVF1 Notes on behalf of a Benefit Plan Investor (a “Plan Fiduciary”), will be required to represent (or in the case of a Book-Entry Note, will be deemed represent by the acquisition of such Note) that:
(1) the decision to acquire the Series 2021-PIAVF1 Notes has been made on an arm’s length basis by the Plan Fiduciary;
(2) none of the Issuer, loanDepot, CSCIB or any of their respective affiliates (the “Transaction Parties”), has provided or will provide advice with respect to the acquisition of the Series 2021-PIAVF1 Notes by the Benefit Plan Investor, other than to the Plan Fiduciary which is “independent” (within the meaning of Department of Labor Regulations promulgated on April 8, 2016 (81 Fed. Reg. 20,997) (the “Fiduciary Rule”)) of the Transaction Parties;
(3) the Plan Fiduciary either:
(a) is a bank as defined in Section 202 of the Investment Advisers Act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a State or Federal agency; or
(b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of an “employee benefit plan” as defined in Section 3(3) of ERISA or “plan” described in Section 4975 of the Code; or
(c) is an investment adviser registered under the Advisers Act, or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; or
(d) is a broker-dealer registered under the 1934 Act; or
(e) has, and at all times that the Benefit Plan Investor is invested in the Series 2021-PIAVF1 Notes, will have total assets of at least U.S. $[***] under its management or control (provided that this clause (5) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of an investing individual retirement account or (ii) a participant or beneficiary of the Benefit Plan Investor investing in or holding the Series 2021-PIAVF1 Notes in such capacity);

(4) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the acquisition by the Benefit Plan Investor of the Series 2021-PIAVF1 Notes;
(5) the Plan Fiduciary is a “fiduciary” within the meaning of Section 3(21) of ERISA or Section 4975 of the Code, or both, with respect to the Benefit Plan Investor and is responsible for exercising independent judgment in evaluating the Benefit Plan Investor’s acquisition of the Series 2021-PIAVF1 Notes;
(6) none of the Transaction Parties has exercised any authority to cause the Benefit Plan Investor to invest in the Series 2021-PIAVF1 Notes or to negotiate the terms of the Benefit Plan Investor’s investment in the Series 2021-PIAVF1 Notes; and
(7) the Plan Fiduciary acknowledges and agrees that it has been informed by the Transaction Parties:
(a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Benefit Plan Investor’s acquisition of the Series 2021-PIAVF1 Notes; and
(b) of the existence and nature of the Transaction Parties’ financial interests in the Benefit Plan Investor’s acquisition of the Series 2021-PIAVF1 Notes.
These representations are intended to comply with 29 C.F.R. Sections 2510.3-21(a) and (c)(1) of the Fiduciary Rule. If these sections of the Fiduciary Rule are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect.
Section 4.    Reserved.
Section 5.    Payments; Note Balance Increases; Early Maturity; No Series Reserve Account.
(a)    Except as otherwise expressly set forth herein, the Paying Agent shall make payments on the Series 2021-PIAVF1 Notes on each Interim Payment Date and each Payment Date in accordance with Section 4.5 of the Base Indenture.
(b)    In addition, on each Business Day, other than a Payment Date or an Interim Payment Date, prior to the commencement of the Full Amortization Period, to the extent any MBS Advance Reimbursement Amounts are on deposit in the P&I Advance Reimbursement Available Funds Account as so directed (to an account as set forth in a standing direction from loanDepot or as otherwise notified in writing by the Administrative Agent no later than 10:00 a.m. on such Business Day, the Paying Agent shall pay such MBS Advance Reimbursement Amounts (which amount shall be set forth in a written direction delivered by loanDepot no later than 10:00 a.m. on such Business Day) in excess of the greater of (i) $[***] and (ii) [***]% of the Interest Payment Amount on the Series 2021-PIAVF1 Notes on the immediately preceding Payment Date on which an Interest Payment Amount was made with respect to the Series 2021-PIAVF1 Notes (the “P&I Retained Amount”), to loanDepot until such time loanDepot or the Administrative Agent instructs the Paying Agent to make such payments to the Administrative

Agent on behalf of CSCIB, unless the Administrative Agent provides notice that payments shall be made in accordance with Section 5(a) hereof. To the extent so directed by loanDepot and not otherwise notified by the Administrative Agent, as set forth above, any remaining amounts in excess of the P&I Retained Amount shall be remitted to loanDepot. With respect to any notice requirement set forth in this clause (a), any notice received after 10:00 a.m. on any Business Day shall be deemed to have been received on the following Business Day. For purposes of reporting such distributed amounts with respect to the next succeeding Payment Date or Interim Payment Date, the Indenture Trustee shall treat any amounts distributed since the Determination Date immediately preceding the prior Payment Date or the immediately preceding Interim Payment Date through the immediately preceding Determination Date or Interim Payment Date, as applicable, as first, being applied to reduce the VFN Principal Balance of the Series 2021-PIAVF1 Notes until the balance thereof has been reduced to zero, and then as distributions to loanDepot as the holder of the Owner Trustee Certificate.
(c)    Any payments of principal allocated to the Series 2021-PIAVF1 Notes during a Full Amortization Period shall be applied to the Class A-PIAVF1 Notes until their VFN Principal Balance has been reduced to zero.
(d)    The parties hereto acknowledge that the Series 2021-PIAVF1 Notes may be financed by CSCIB under the Series 2021-PIAVF1 Repurchase Agreement, in which event loanDepot will sell all its rights, title and interest in the Series 2021-PIAVF1 Notes to CSCIB. The parties hereto acknowledge that in the event that a Series 2021-PIAVF1 Repurchase Agreement is entered into with respect to the Series 2021-PIAVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2021-PIAVF1 Notes under the Series 2021-PIAVF1 Repurchase Agreement. The Issuer and the Administrative Agent hereby direct the Indenture Trustee to issue the Series 2021-PIAVF1 Notes in the name of “loanDepot.com, LLC”.
(e)    There will be no Series Reserve Account for the Series 2021-PIAVF1 Notes.
(f)    No Payment Date, Interim Payment or other payment shall be made on the Series 2021-PIAVF1 Notes until the later of (i) the Payment Date in December 2021 or (ii) the Payment Date following the date the Administrator provides the reporting set forth with respect to the PIA VFN in Sections 3.1 and 3.2 of the Base Indenture, and the Note Balance of the Series 2021-PIAVF1 Notes shall remain at zero until such time as the Administrator provides the reporting set forth in Sections 3.1 and 3.2 of the Base Indenture.
Section 6.    Optional Redemption.
The Issuer may, at any time, subject to Section 13.1 of the Base Indenture, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, the Indenture Trustee and the Noteholders of the Series 2021-PIAVF1 Notes, redeem in whole or in part (so long as, in the case of any partial redemption, (i) such redemption is funded using the proceeds of the issuance and sale of one or more new Classes of Notes or from any other amount received by the Issuer attributable to the P&I Advance PC pursuant to the PC Repurchase Agreement other than Collections on the MSRs, and (ii) the Series 2021-PIAVF1 Notes are redeemed on a pro rata basis based on their related Note Balances), and/or terminate and cause the retirement of the

Series 2021-PIAVF1 Notes. In anticipation of a redemption of the Series 2021-PIAVF1 Notes at the end of their Revolving Period, the Issuer may issue a new Series or one or more Classes of Notes within the ninety (90) day period prior to the end of such Revolving Period and reserve all or a portion of the cash proceeds of the issuance for the sole purpose of paying the principal balance and all accrued and unpaid interest on the Series 2021-PIAVF1 Notes, on the last day of their Revolving Period. Any supplement to this Indenture Supplement executed to effect an optional redemption may be entered into without consent of the Noteholders of the Series 2021-PIAVF1 Notes or of any other Notes issued under the Base Indenture (but with satisfaction of other requirements for amendments entered into without Noteholder consent). Any Notes issued in replacement for the Series 2021-PIAVF1 Notes will have the same rights and privileges as the Class of Series 2021-PIAVF1 Notes that were refinanced with the related proceeds thereof; provided, such replacement Notes may have different Stated Maturity Dates and different Note Interest Rates.
Section 7.    Determination of Note Interest Rate and LIBOR.
(a)    At least one (1) Business Day prior to each Determination Date, the Indenture Trustee shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series 2021-PIAVF1 Notes for the upcoming Payment Date, and include a report of such amount in the related Payment Date Report.
(b)    On each LIBOR Determination Date, the Indenture Trustee will determine the LIBOR Rate for the succeeding Interest Accrual Period for the related Series 2021-PIAVF1 Notes on the basis of the procedures specified in the definition of LIBOR Rate.
(c)    The establishment of the LIBOR Rate by the Indenture Trustee and the Indenture Trustee’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series 2021-PIAVF1 Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.
Section 8.    Conditions Precedent Satisfied.
The Issuer hereby represents and warrants to the Noteholders of the Series 2021-PIAVF1 Notes and the Indenture Trustee that, as of the related Issuance Date, each of the conditions precedent set forth in the Base Indenture, including but not limited to those conditions precedent set forth in Section 6.10(b) of the Base Indenture and Article XII thereof, as applicable, to the issuance of the Series 2021-PIAVF1 Notes have been satisfied or waived in accordance with the terms thereof.
Section 9.    Representations and Warranties.
The Issuer, the Administrator, the Servicer and the Indenture Trustee hereby restate as of the related Issuance Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Sections 9.1, 10.1 and 11.14, respectively, of the Base Indenture.

The Administrator hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator to perform its duties under this Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.
loanDepot hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of loanDepot to perform its duties under this Indenture Supplement or any Transaction Document to which it is a party, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.
Section 10.    Amendments.
(a)    Notwithstanding any provisions to the contrary in Article XII of the Base Indenture but subject to the provisions set forth in Sections 12.1 and 12.3 of the Base Indenture, without the consent of the Noteholders of any Notes but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer (solely in the case of any amendment that adversely affects the rights or obligations of the Servicer or adds new obligations or increases existing obligations of the Servicer), and the Administrative Agent, at any time and from time to time, upon delivery of an Issuer Tax Opinion (unless delivery of such Issuer Tax Opinion is waived by the Series Required Noteholders) and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have a material Adverse Effect, may amend any Transaction Document for any of the following purposes: (i) to correct any mistake or typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or in any other Transaction Document; or (ii) to amend any other provision of this Indenture Supplement. For the avoidance of doubt, the consent of the Servicer is not required for (i) the waiver of any Event of Default or (ii) any other modification or amendment to any Event of Default except those related to the actions and omissions of the Servicer. This Indenture Supplement may be otherwise amended or otherwise modified from time to time in a written agreement among 100% of the Noteholders of the Series 2021-PIAVF1 Notes, the Issuer, the Administrator, the Administrative Agent, the Indenture Trustee and subject to the immediately preceding sentence, the Servicer.
(b)    Notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture except for amendments otherwise permitted as described in Sections 12.1 and 12.2 of the Base Indenture and in the immediately preceding paragraph, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders in respect of the Series 2021-PIAVF1 Notes, supplement, amend or revise any term or provision of this Indenture Supplement.
(c)    For the avoidance of doubt, the Issuer and the Administrator hereby covenant that the Issuer shall not issue any future Series of Notes without designating an entity to act as “Administrative Agent” under the related Indenture Supplement with respect to such Series of Notes.
(d)    Any amendment of this Indenture Supplement which affects the rights, duties, immunities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.
Section 11.    Counterparts.
This Indenture Supplement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. The parties agree that this Indenture Supplement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Indenture Supplement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
Section 12.    Entire Agreement.
This Indenture Supplement, together with the Base Indenture incorporated herein by reference and the related Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 13.    Limited Recourse.
Notwithstanding any other terms of this Indenture Supplement, the Series 2021-PIAVF1 Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Series 2021-PIAVF1 Notes, this Indenture Supplement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture Supplement, none of the Noteholders of Series 2021-PIAVF1 Notes, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Series 2021-

PIAVF1 Notes or this Indenture Supplement or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Series 2021-PIAVF1 Notes or this Indenture Supplement. It is understood that the foregoing provisions of this Section 13 shall not (a) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (b) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Series 2021-PIAVF1 Notes or secured by this Indenture Supplement. It is further understood that the foregoing provisions of this Section 13 shall not limit the right of any Person to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Series 2021-PIAVF1 Notes or this Indenture Supplement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 14.    Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by WSFS, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture Supplement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any other Transaction Documents.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed by their respective signatories thereunto all as of the day and year first above written.

LOANDEPOT GMSR MASTER TRUST, as Issuer By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By: Name: Title:

[loanDepot GMSR Master Trust – Series 2021-PIAVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity
By: Name: Title:

[loanDepot GMSR Master Trust – Series 2021-PIAVF1 Indenture Supplement]

LOANDEPOT.COM, LLC, as Administrator and as Servicer
By: Name: Title:

[loanDepot GMSR Master Trust – Series 2021-PIAVF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent
By: Name: Title:

[loanDepot GMSR Master Trust – Series 2021-PIAVF1 Indenture Supplement]

SCHEDULE 1

Advance Rates

Type of Advance	Advance Rate Percentage
MBS Advances
FHA	[***]%
VA	[***]%

Advance Rates are, in each case, subject to amendment by mutual agreement of the Administrative Agent and the Administrator; provided that, upon the occurrence of a PIA VFN Advance Rate Reduction Event the applicable Advance Rate Percentage or Percentages set forth in the table above will decrease by the amount set forth in the definition of PIA VFN Advance Rate Reduction Event, in each case, until the PIA VFN Advance Rate Reduction Event is cured in all respects subject to the satisfaction of the Administrative Agent, at which point the weighted average advance rate will revert to the weighted average advance rate calculated pursuant to this definition.

Notwithstanding the foregoing, on and after the commencement of the Full Amortization Period, the Advance Rate Percentage applicable to the PIA VFN shall be equal to the weighted average Advance Rate of all Outstanding MSR VFNs and all Outstanding Term Notes.
Sch. 1

SCHEDULE 2
PIA VFN Advance Rate Reduction Events
(a)    With respect to any MBS Advance, if an MBS Advance Reimbursement Amount on a Ginnie Mae I MBS or a Ginnie Mae II MBS remains outstanding on the Business Day prior to the day on which the subsequent MBS Advance is required to be made on such Ginnie Mae I MBS or a Ginnie Mae II MBS, respectively, then the Advance Rate for MBS Advances shall decrease by [***]%, and such decrease shall remain in effect until all MBS Advance Reimbursement Amounts have been reimbursed in full and MBS Advance Reimbursement Amounts have remained at $[***] for five (5) consecutive days.
(b)    Solely during the occurrence and continuation of an Advance Rate Reduction Event under the Base Indenture, the Advance Rate for all MBS Advances shall decrease by [***]% per month.
For the avoidance of doubt, the parties hereby agree that the occurrence and continuation of a PIA VFN Advance Rate Reduction Event as set forth in clause (a) above shall not trigger an Advance Rate Reduction Event under the Base Indenture.

Sch. 2

SCHEDULE 3

Eligible Advance Reimbursement Amounts Criteria

With respect to all MBS Advances, such MBS Advance relates to a Portfolio Mortgage Loan that has an “active” status in the related MBS, and such Portfolio Mortgage Loan has not been liquidated, paid in full, repurchased or otherwise charged off.
Sch. 3